Events after the reporting period - Disclosure of detailed information about business combination (Details) - Kimberly Clark Tissue - Non-Adjusting Events After Reporting Period R$ in Millions	Jul. 01, 2026 BRL (R$) Rate
Disclosure of non-adjusting events after reporting period [line items]
Carrying amount of net assets	R$ 5,006
Inventories	285
Property, plant and equipment	5,378
Trademarks and patents	642
Deferred taxes, net	(1,646)
Goodwill	1,858
Fair value of net identifiable assets	11,523
Acquired interest	5,875
Non-controlling interest	5,648
Consideration transferred	6,693
Acquisition cost of the call option	(818)
Total consideration transferred in the business combination	R$ 5,875
Percentage of voting equity interests acquired | Rate	51.00%
Proportion of voting rights held by non-controlling interests | Rate	49.00%